UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 5, 2021

EXACT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35092	02-0478229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5505 Endeavor Lane

Madison, WI 53719

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (608) 284-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EXAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On January 5, 2021, Exact Sciences Corporation (the “Company”) provided preliminary guidance that it expects to exceed consensus fourth quarter 2020 forecasts for each of total revenue (FactSet consensus estimate $427 million), Screening revenue (FactSet consensus estimate $230 million), Precision Oncology revenue (FactSet consensus estimate $104 million), and COVID-19 testing revenue (FactSet consensus estimate $92 million).

The Company has not completed preparation of its financial statements for the fourth quarter or full year of 2020. The financial guidance presented herein for the quarter ended December 31, 2020 is preliminary and unaudited and is thus inherently uncertain and subject to change as the Company completes its financial results. The Company is in the process of completing its customary year-end close and review procedures as of and for the year ended December 31, 2020, and there can be no assurance that the Company’s final results for this period will not differ from the preliminary guidance presented herein. During the course of the preparation of the Company’s consolidated financial statements and related notes as of and for the year ended December 31, 2020, the Company or its independent registered public accountants may identify items that could cause the Company’s final reported results to be materially different from the preliminary guidance presented herein.

The Company expects to provide additional preliminary financial information prior to its January 13, 2021 presentation at the J.P. Morgan Healthcare Conference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 5, 2021, Mark Stenhouse departed from his position as the Company’s General Manager, Screening. Pat Setji, the Company’s Vice President, Business Operations, will succeed Mr. Stenhouse until a permanent replacement is named. Ms. Setji has served in multiple sales and marketing leadership roles at Pfizer, Eli Lilly and the Company during the last 20 years. In connection with his departure, Mr. Stenhouse will assist with the transition as an advisor and remain a non-executive employee of the Company through March 31, 2021.

Item 7.01	Regulation FD Disclosure

On January 5, 2021, the Company issued a press release announcing the completion of its previously announced acquisition (the “Acquisition”) of Thrive Earlier Detection Corp. (“Thrive”). See Item 8.01 below. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01	Other Events

On January 5, 2021, the Company completed the Acquisition pursuant to the Agreement and Plan of Merger, dated October 26, 2020 (the “Merger Agreement”) by and among the Company, certain subsidiaries of the Company, Thrive, and Shareholder Representative Services, LLC, solely in its capacity as holders’ representative.

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Pursuant to the terms of the Merger Agreement, at the closing of the Acquisition, the Company paid, for the benefit of the stockholders and other holders of securities of Thrive, upfront consideration consisting of approximately $590 million in cash and 9,323,266 shares of the Company’s common stock. Pursuant to the Merger Agreement, additional consideration of up to $450 million of cash may become payable upon the achievement of certain milestones related to the development and commercialization of a blood-based, multi-cancer screening test (the “Earnout Consideration”). Pursuant to the Merger Agreement, outstanding Thrive stock options, restricted stock awards and restricted stock units were converted into Company stock options, restricted stock awards and restricted stock units covering a total of 1,635,871 shares of Company common stock, and the right to receive the applicable portion of any Earnout Consideration that becomes payable subject to vesting prior to the time of achievement of the applicable milestone.

The cash portion of the purchase price was funded through the Company’s available cash and cash equivalents.

A copy of the Merger Agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 27, 2020 and is incorporated herein by reference. The related First Amendment to Agreement and Plan of Merger dated December 23, 2020 and Second Amendment to Agreement and Plan of Merger dated January 4, 2021 (the “Merger Agreement Amendments”) are filed herewith as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference. The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and the Merger Agreement Amendments.

On January 5, 2021, the Company announced that Matt Franklin and Semi Trotto will manage the Company’s Precision Oncology and Thrive teams, respectively. Prior to their appointments, Mr. Franklin served as Thrive’s Chief Commercial Officer and Ms. Trotto served as Thrive’s Chief People Officer.

9.01       Financial Statements and Exhibits

The exhibits furnished as a part of this Current Report on Form 8-K are listed in the Exhibit Index attached hereto and incorporated herein by reference.

The information furnished in this Current Report on Form 8-K under items 2.02 and 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Exhibit No.	Exhibit Description
2.1	First Amendment to Agreement and Plan of Merger dated December 23, 2020

2.2	Second Amendment to Agreement and Plan of Merger dated January 4, 2021

99.1	Press Release, dated as of January 5, 2021, issued by Exact Sciences Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT SCIENCES CORPORATION

Date: January 5, 2021	By:	/s/ Jeffrey T. Elliott
Jeffrey T. Elliott
Chief Financial Officer